Exhibit 10.201

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

SEVENTEENTH AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Seventeenth Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Seventeenth Amendment”) is made and entered into as of this 4th day of June, 2013 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with **** transponders **** Galaxy 18; **** transponders **** Horizons 1; and **** Transponder **** Horizon-1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement to **** Transponder Capacity by **** Transponder **** satellite.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Section 1.1, Description of Capacity. This Section shall be deleted and replaced with the following:

Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat, ****), in ****, for the Capacity Term (as defined here), the **** Transponder Capacity (defined below) meeting the “Performance Specifications” set forth in the “Technical Appendix” attached hereto as Appendix B. For purposes of this Agreement, the “**** Transponder Capacity” or “**** Transponders” shall consist of (a) **** (as defined in Section 1.2, below) **** transponders (collectively, the “**** Transponders’ and individually, the “**** Transponder”) from that certain U.S. domestic satellite referred to by Intelsat as “****,” located in geostationary orbit at **** Longitude, (b) **** transponders from the **** of that certain satellite referred to by Intelsat as “****” at **** Longitude (“**** Transponder”); (c) **** Transponder **** on ****; and (e) **** Transponder from that certain U.S. domestic satellite referred to by Intelsat as “****” located in geostationary orbit at **** Longitude (the “**** Transponder”).

****CONFIDENTIAL TREATMENT

A **** Transponder is a transponder **** to the **** Parties of **** Transponders **** of their **** Transponders. **** Transponders shall be **** the **** Parties of the **** Transponders (or such **** Party’s ****) **** transponder **** agreement for such **** Transponders.

The transponders on the Satellite and the beams in which these transponders are grouped are referred to as “Transponder(s)” and the “Beam(s),” respectively. Galaxy 18, Galaxy 13 or Horizons 1 **** Customer **** hereunder, as applied in context herein, is referred to as the “Satellite.” Intelsat shall **** the **** Transponder Capacity to ****, except as specifically permitted under this Agreement.

3.	Capacity Term. The Capacity Term for the **** Transponder shall **** and shall ****.

4.
**** Fee. The **** Fee for the **** Transponder shall **** US$**** Fee of US$****; however, such rate **** US$**** (**** Fee of US$****) effective **** in the event Customer **** with Intelsat **** transponders on the **** satellite to **** by ****.

5.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Seventeenth Amendment as of the day and year above written.

INTELSAT CORPORATION            GCI COMMUNICATION CORP.

By:     __/s/_____________________        By: ___/s/_____________________
Name:    Patricia A. Casey___________        Name: Jimmy Sipes_____________

Title:	SVP & Deputy General Counsel Title: VP Network Services & Chief Engineer

****CONFIDENTIAL TREATMENT

APPENDIX B-1

TECHNICAL APPENDIX– GALAXY 18

[This appendix consists of technical engineering information and is not included in the filing of the amendment with the SEC as being not material to investor decisions.]

APPENDIX B-2

TECHNICAL APPENDIX– HORIZONS 1

[This appendix consists of technical engineering information and is not included in the filing of the amendment with the SEC as being not material to investor decisions.]

APPENDIX B-3

TECHNICAL APPENDIX– ENHANCED GALAXY REPLACEMENT

[This appendix consists of technical engineering information and is not included in the filling of the amendment with the SEC as being not material to investor decisions.]